UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1933

Date of Report (Date of earliest event reported):  March 20, 2014

OWENS REALTY MORTGAGE, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54957	46-0778087

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2221 Olympic Boulevard
Walnut Creek, California	94595

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 935-3840

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.08                      Shareholder Director Nominations.

The information set forth in Item 8.01 under “2014 Annual Meeting” and “Stockholder Director Nominations and Proposals” is incorporated into this Item 5.08 by this reference.

Item 8.01                      Other Events.

2014 Annual Meeting.  On March 20, 2014, the Board of Directors of Owens Realty Mortgage, Inc. (the “Company”) determined that the first Annual Meeting of the Company’s stockholders (the “2014 Annual Meeting”) will be held on Thursday, May 29, 2014, at a time and location to be specified in the Company’s proxy statement related to the 2014 Annual Meeting. The Company’s stockholders of record at the close of business on Thursday, April 17, 2014 will be entitled to notice of the 2014 Annual Meeting and to vote upon matters to be considered at the meeting.

               Stockholder Director Nominations and Proposals. In accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company’s Board of Directors has determined that proposals to be considered for inclusion in the Company’s proxy statement for the Annual Meeting pursuant to Rule 14a-8 must be delivered in writing to the Company at its principal executive offices not later than 5:00 p.m., Pacific Daylight Time, on March 31, 2014. Proposals should be addressed to the Company’s Secretary at the address below, and must comply with all applicable requirements of Rule 14a-8 of the Exchange Act regarding the inclusion of stockholder proposals in Company-sponsored proxy materials and other applicable laws.

               In addition, in accordance with the advance notice requirements contained in the Company's Bylaws, in order for a stockholder to submit a nomination for election to the Board and/or propose any other business at the 2014 Annual Meeting (other than Rule 14a-8 proposals as described above), a stockholder must provide written notice of such nomination or other business that is delivered to the Company’s Corporate Secretary not later than 5:00 p.m., Pacific Daylight Time, on March 31, 2014. Any such notice is also required to contain the specified information, and the stockholder must comply with all other requirements, as set forth in the Company's Bylaws.

               The address of the Company’s Corporate Secretary is: Owens Realty Mortgage, Inc., 2221 Olympic Boulevard, Walnut Creek, California 94595, Attn: Corporate Secretary.

Announcement of Quarterly Dividend.  The Company issued a press release today announcing that its Board of Directors has declared a quarterly dividend of $0.05 per share of common stock for the quarterly period ending March 31, 2014.  The dividend is payable on April 14, 2014 to stockholders of record at the close of business on March 31, 2014.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits
Exhibit No.	Description

99.1	Press Release dated March 21, 2014.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS REALTY MORTGAGE, INC.,
a Maryland corporation

Dated:            March 21, 2014                                           By: /s/ William C. Owens
Name:  William C. Owens
Title:    President and Chief Executive Officer

EXHIBIT INDEX
Exhibit No.	Description

99.1	Press Release dated March 21, 2014.